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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-A


               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                  Donnelley Enterprise Solutions Incorporated
           ---------------------------------------------------------
            (Exact name of registrant as specified in its charter)


              Delaware                                           13-3160717
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(State of incorporation or organization)                    (I.R.S. employer
                                                             identification no.)


161 North Clark Street
Chicago, Illinois                                              60601
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(Address of principal executive offices)                    (zip code)

If this Form relates to the                 If this Form relates to the
registration of a class of debt             registration of a class of debt
securities and is effective upon filing     securities and is to become
pursuant to General                         effective simultaneously with the
Instruction A(c)(1) please check            effectiveness of a concurrent
following box                               registration statement under the
              [_]                           Securities Act of 1933 pursuant to
                                            General Instruction A(c)(2) please
                                            check the following box
                                                                    [_]

Securities to be registered pursuant to Section 12(b) of the Act:

       Title of each class                 Name of each exchange on which
       to be so registered                 each class is to be registered
       -------------------                 ------------------------------

       None                                None

Securities to be registered pursuant to Section 12(g) of the Act:

                         Common Stock, $.01 per share
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                               (Title of class)
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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

     Item 1.  Description of Registrant's Securities to be Registered.
              -------------------------------------------------------

     (a)  Capital stock.
          -------------

          The description of Donnelley Enterprise Solutions Incorporated's (the "Registrant") Common Stock, par value $.01 per share, appearing under the heading "Description of Capital Stock and Corporate Charter" in the Prospectus included in its Registration Statement on Form S-1 (File No. 333-10127), including any amendments thereto (the "Registration Statement"), is incorporated herein by reference.

     (b)  Debt securities.
          ---------------

          None

     (c)  Warrants and rights.
          -------------------

          None

     (d)  Other securities.
          ----------------

          None

     (e)  Market information for securities other than common equity.
          ----------------------------------------------------------

          None

     (f)  American Depositary Receipts.
          ----------------------------

          None

     Item 2.   Exhibits.
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     4.1       First Amended and Restated Certificate of Incorporation of the
               Registrant (incorporated by reference to Exhibit 3.1 to the Registration Statement).

     4.2 By-laws of the Registrant (incorporated by reference to Exhibit 3.2 to the Registration Statement).


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                                   SIGNATURE


          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                                         Donnelley Enterprise
                                         Solutions Incorporated
                                         ----------------------
                                              (Registrant)


Date: October 10, 1996                  By:    /s/ Rhonda I. Kochlefl
                                           --------------------------
                                     Name:  Rhonda I. Kochlefl
                                     Title: Chairman, President and
                                            Chief Executive Officer


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                                 EXHIBIT INDEX


EXHIBIT
NUMBER         DESCRIPTION OF DOCUMENT                                PAGE
-------        -----------------------                                ----

4.1            First Amended and Restated Certificate
               of Incorporation of the Registrant
               (incorporated by reference to
               Exhibit 3.1 to the Registration Statement).

4.2            By-laws of the Registrant (incorporated
               by reference to Exhibit 3.2 to the
               Registration Statement).